EXHIBIT 99.4
Execution Version

OMNIBUS AMENDMENT NO. 4 to CREDIT AGREEMENT (4-YEAR FACILITY)
and
AMENDMENT NO. 2 to LOCAL CURRENCY ADDENDUM

This OMNIBUS AMENDMENT NO. 4 TO CREDIT AGREEMENT (4-YEAR FACILITY) and AMENDMENT NO. 2 TO LOCAL CURRENCY ADDENDUM (this “Amendment”), dated as of September 11, 2014, is entered into by and among:
(i)    Caterpillar Inc. (“Caterpillar”);
(ii)    Caterpillar Financial Services Corporation (“CFSC”);
(iii)    Caterpillar Finance Corporation (“CFC”);
(iv)    Caterpillar International Finance Limited (“CIF” and together with Caterpillar, CFSC and CFC, the “Borrowers”);
(v)    the Banks, Local Currency Banks and Japan Local Currency Banks party to the Existing Credit Agreement referenced below (collectively, the “Existing Banks”);
(vi)    The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Japan Local Currency Agent (the “Japan Local Currency Agent”) and as Japan Local Currency Bank (the “Japan Local Currency Bank”) under the Existing Credit Agreement;
(vii)    Citibank International PLC, as Local Currency Agent (the “Local Currency Agent”) under the Existing Credit Agreement;
(viii)    Citibank, N.A., as Agent (the “Administrative Agent” and together with the Japan Local Currency Agent and the Local Currency Agent, the “Agents”) under the Existing Credit Agreement; and
(ix)     each party hereto as a “New Bank” (as defined below).
PRELIMINARY STATEMENTS
The Borrowers, the Existing Banks and the Agents are parties to the Credit Agreement (4-Year Facility) dated as of September 16, 2010 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”).
CFSC, CIF, the Local Currency Banks, the Administrative Agent and the Local Currency Agent are parties to the Local Currency Addendum dated as of September 16, 2010 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Local Currency Addendum”).

The Borrowers have requested that the Existing Credit Agreement and the Existing Local Currency Addendum be amended as hereinafter set forth.
The Existing Credit Agreement, as amended by this Amendment, is referred to herein as the “Amended Credit Agreement” and the Existing Local Currency Addendum, as amended by this Amendment, is referred to herein as the “Amended Local Currency Addendum”.
The Departing Banks (as defined below), if any, wish to terminate their respective Commitments and Revolving Credit Commitments under the Existing Credit Agreement and cease to be “Banks” party to the Existing Credit Agreement on the date hereof.
The New Banks wish to become parties to the Amended Credit Agreement as “Banks” on the date hereof.
Accordingly, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.
SECTION 1.    Defined Terms. Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Existing Credit Agreement.
SECTION 2.    Departing Banks and New Banks.
2.1.    The Existing Banks, including, without limitation, the Departing Banks (as defined below), hereby agree that the Administrative Agent shall have full power and authority to allocate the Commitments and Revolving Credit Commitments of the Existing Banks as in effect immediately prior to the date hereof such that, immediately after giving effect to such allocations on the date hereof, each Existing Bank (other than the Departing Banks) and each New Bank (as defined below) shall hold the “Commitment” and the “Revolving Credit Commitment” set forth next to its name on Schedule I hereto. The Existing Banks, including, without limitation, the Departing Banks, further agree to make all assignments and/or transfers, and hereby consent to any such assignments and transfers, which may be necessary (including, without limitation, assignments of funded obligations) to effect the allocations described in the preceding sentence.
2.2.    Without limiting the foregoing, upon the effectiveness of this Amendment, each Departing Bank’s Commitments and Revolving Credit Commitments under the Existing Credit Agreement immediately prior to giving effect to this Amendment shall be terminated. No Departing Bank shall be a “Bank” party to the Amended Credit Agreement and the Departing Banks shall no longer have any rights or obligations under the Amended Credit Agreement (other than rights and obligations under those provisions of the Amended Credit Agreement that expressly survive termination thereof, which shall survive).
2.3.    Each New Bank hereby acknowledges and agrees that, by its execution of this Amendment, (i) such New Bank will be deemed to be a party to the Amended Credit Agreement as a “Bank”, (ii) such New Bank shall have all of the obligations of a “Bank” under the Amended Credit Agreement as if it had executed the same and (iii) such New Bank shall hold the

“Commitment” and the “Revolving Credit Commitment” set forth next to its name on Schedule I hereto. Each New Bank hereby agrees to be bound by all of the terms, provisions and conditions applicable to “Banks” contained in the Amended Credit Agreement.
2.4.    For purposes of this Amendment:

(a)
“Departing Bank” means each Existing Bank that executes and delivers to the Administrative Agent a signature page to this Amendment on which it is indicated that such Existing Bank is a “Departing Bank”; and

(b)
“New Bank” means each financial institution that executes and delivers to the Administrative Agent a signature page to this Amendment on which it is indicated that such financial institution is a “New Bank”.

SECTION 3.    Amendments to the Existing Credit Agreement. Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 6 below, the Existing Credit Agreement is hereby amended as follows:
3.1.    The definitions of “Agreed Currencies” and “Local Currency” set forth in Section 1.01 of the Existing Credit Agreement are each hereby amended to delete “, Swiss Francs” therefrom.
3.2.    The definition of “Eurocurrency Base Rate” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
““Eurocurrency Base Rate” means, with respect to a Eurocurrency Rate Advance for the relevant Interest Period:
(a)    for any Eurocurrency Rate Advance in any Agreed Currency other than Euro: the applicable ICE Benchmark Administration (or any successor entity) Interest Settlement Rate for deposits in the Agreed Currency appearing on Reuters Screen LIBOR01 Page (or other applicable Screen for such Agreed Currency) as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period (or on the first day of such Interest Period, in the case of a Same Day Local Currency Advance or any Local Currency Advance made in Pounds Sterling), and having a maturity equal to such Interest Period; provided, that (i) if Reuters Screen LIBOR01 Page is not available to the Agent for any reason, the applicable Eurocurrency Base Rate for the relevant Interest Period shall instead be the applicable ICE Benchmark Administration (or any successor entity) Interest Settlement Rate for deposits in the Agreed Currency as reported by any other generally recognized financial information service selected by the Agent in consultation with the Borrowers as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period (or on the first day of such Interest Period, in the case of a Same Day Local Currency Advance or any Local Currency Advance made in Pounds Sterling), and having a maturity equal to such Interest Period, and (ii) if no such ICE Benchmark Administration (or any successor entity) Interest Settlement Rate is available to the Agent, the applicable Eurocurrency Base Rate for the relevant Interest Period shall instead be the applicable interest settlement rate for deposits in the Agreed Currency as reported by an Alternative Financial Information Service as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period (or on the first day of such Interest Period, in the case of a Same Day Local Currency Advance or any Local Currency Advance made in Pounds Sterling), and having a maturity equal to such Interest Period; provided, further, that, if such rate is below zero, it will be deemed to be zero; and
(b)    for any Eurocurrency Rate Advance in Euro: the interest rate per annum equal to the rate determined by the Agent to be the rate at which deposits in Euro appear on Reuters Screen EURIBOR01 (or any successor page) as of 11:00 a.m. (Brussels time), on the date that is two (2) TARGET Settlement Days preceding the first day of such Interest Period (or on the first day of such Interest Period, in the case of a Same Day Local Currency Advance), and having a maturity equal to such Interest Period; provided, that if such rate does not appear on Reuters Screen EURIBOR01 (or any successor page), the applicable Eurocurrency Base Rate for the relevant Interest Period shall instead be the applicable interest settlement rate for deposits in Euro as reported by an Alternative Financial Information Service as of 11:00 a.m. (Brussels time) two (2) TARGET Settlement Days preceding the first day of such Interest Period (or on the first day of such Interest Period, in the case of a Same Day Local Currency Advance), and having a maturity equal to such Interest Period; provided, further, that, if such rate is below zero, it will be deemed to be zero. For purposes of this Agreement, “TARGET Settlement Day” means any Business Day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open.
Any Eurocurrency Base Rate determined on the basis of the rate displayed on a Reuters Screen or an Alternative Financial Information Service in accordance with the foregoing provisions of this subparagraph shall be subject to corrections, if any, made in such rate and displayed by the Reuters Service or such Alternative Financial Information Service within one hour of the time when such rate is first displayed by such service; provided, that, if such rate is below zero, it will be deemed to be zero.”
3.3.    The definition of “Other Credit Agreements” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
“‘Other Credit Agreements’ means (a) that certain Credit Agreement (364-Day Facility), dated as of September 11, 2014, among the Borrowers, as borrowers thereunder, certain financial institutions party thereto, BTMU, as Japan Local Currency Agent, Citibank International plc, as Local Currency Agent, and Citibank,

as agent for such banks, and (b) that certain Credit Agreement (Five-Year Facility), dated as of September 15, 2011, among the Borrowers, as Borrowers thereunder, certain financial institutions party thereto, BTMU, as Japan Local Currency Agent, Citibank International plc, as Local Currency Agent, and Citibank, as agent for such banks, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time.”
3.4.    The definition of “Payment Office” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended to delete each appearance of the defined term “Local Currency Advances” and insert “Same Day Local Currency Advances” in the place thereof.
3.5.    The definition of “Swiss Francs” set forth in Section 1.01 of the Existing Credit Agreement is hereby deleted in its entirety.
3.6.    The definition of “Termination Date” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
“‘Termination Date” means, with respect to any Bank at any time, September 14, 2017.”
3.7.    Section 2.01(b) of the Existing Credit Agreement is hereby amended to delete each appearance of the words “telex or telecopy” and insert the words “facsimile or electronic mail” in the place thereof.
3.8.    Section 2.01(c) of the Existing Credit Agreement is hereby amended to insert the words “the Local Currency Agent and” immediately after the words “shall furnish to”.
3.9.    Sections 2.02(a), 2.03D, 2.05(c) and 8.05 of the Existing Credit Agreement are each hereby amended to delete each appearance of the word “telecopy” and insert the words “facsimile or electronic mail” in the place thereof.
3.10.    Section 2.03B of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“Section 2.03B    Making the Local Currency Advances (a) Each Local Currency Borrowing shall be made on a Business Day upon notice given by CIF to the Agent and the Local Currency Agent, such notice to be given at the time specified in the Local Currency Addendum. Each Local Currency Borrowing shall be in an aggregate Dollar Amount not less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof and shall consist of Local Currency Advances of the same Local Currency made on the same day to CIF by the Local Currency Banks ratably according to their respective Local Currency Commitments. The Agent (or in the case of a Same Day Local Currency Advance, the Local Currency Agent) shall give each Local Currency Bank prompt notice thereof by facsimile or electronic mail. Each such notice of a Local Currency Borrowing (a “Notice of Local Currency Borrowing”) shall be by facsimile or electronic mail, confirmed immediately in writing, in substantially the form of Exhibit B-2 hereto, specifying therein the requested (i) date of such Borrowing, (ii) Local Currency of such Borrowing, (iii) Interest Period for such Borrowing and (iv) aggregate amount of such Borrowing.
(b)    Subject to any alternative procedures set forth in the Local Currency Addendum, each Local Currency Bank, for the account of its Applicable Lending Office, shall make such Local Currency Bank’s ratable portion of such Local Currency Borrowing on the proposed date thereof by wire transfer of immediately available funds to the Agent (or in the case of a Same Day Local Currency Advance, the Local Currency Agent) by the time specified in the Local Currency Addendum or Notice of Local Currency Borrowing, and the Agent (or in the case of a Same Day Local Currency Advance, the Local Currency Agent) shall make such funds available to CIF at the applicable Payment Office.
(c)    Each Notice of Local Currency Borrowing shall be irrevocable and binding on CFSC and CIF. CFSC and CIF, jointly and severally, shall indemnify each Local Currency Bank against any loss, cost or expense reasonably incurred by such Local Currency Bank as a result of any failure to fulfill on or before the date specified in such Notice of Local Currency Borrowing for such Local Currency Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Local Currency Bank to fund the Local Currency Advance to be made by such Local Currency Bank as part of such Local Currency Borrowing when such Local Currency Advance, as a result of such failure, is not made on such date.
(d)    Unless the Agent (or, in the case of a Same Day Local Currency Advance, the Local Currency Agent) shall have received notice from a Local Currency Bank prior to the time of any Local Currency Borrowing that such Local Currency Bank will not make available to the Agent or the Local Currency Agent, as applicable, such Local Currency Bank’s ratable portion of such Local Currency Borrowing, the Agent or the Local Currency Agent, as applicable, may assume that such Local Currency Bank has made such portion available to it on the date of such Local Currency Borrowing in accordance with subsection (b) of this Section 2.03B and it may, in reliance upon such assumption, make (but shall not be required to make) available to CIF on such date a corresponding amount. If and to the extent that such Local Currency Bank shall not have so made such ratable portion available to the Agent (or, in the case of a Same Day Local Currency Advance, the Local Currency Agent), such Local Currency Bank and CIF severally agree to repay to the Agent (or, in the case of a Same Day Local Currency Advance, the Local Currency Agent) forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to CIF until the date such amount is repaid to the Agent (or, in the case of a Same Day Local Currency Advance, the Local Currency Agent) at (i) in the case of CIF, the interest rate applicable at the time to Local Currency Advances comprising such Local Currency

Borrowing and (ii) in the case of such Local Currency Bank, the Federal Funds Rate or the Agent’s (or, in the case of a Same Day Local Currency Advance, the Local Currency Agent’s) overdraft cost, if higher. If such Local Currency Bank shall repay to the Agent (or, in the case of a Same Day Local Currency Advance, the Local Currency Agent) such corresponding amount, such amount so repaid shall constitute such Local Currency Bank’s Local Currency Advance as part of such Local Currency Borrowing for purposes of this Agreement.
(e)    The failure of any Local Currency Bank to make the Local Currency Advance to be made by it as part of any Local Currency Borrowing shall not relieve any other Local Currency Bank of its obligation hereunder to make its Local Currency Advance on the date of such Local Currency Borrowing, but no Local Currency Bank shall be responsible for the failure of any other Local Currency Bank to make the Local Currency Advance to be made by such other Local Currency Bank on the date of any Local Currency Borrowing.”
3.11.    The third sentence of Section 2.11(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“CIF shall make each payment under the Local Currency Addendum with respect to principal of, interest on, and other amounts relating to Local Currency Advances without set-off, deduction, or counterclaim, not later than 11:00 a.m. (London time) on the day when due in the applicable Local Currency to the Agent (or in the case of a Same Day Local Currency Advance, the Local Currency Agent) in same day funds by deposit of such funds to the Agent’s or the Local Currency Agent’s, as applicable, account maintained at the Payment Office for such Local Currency.”
3.12.    Section 8.02(a)(iii) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“(iii)    if to the Agent
Citibank, N.A.
Bank Loan Syndications
1615 Brett Rd., Building No. 3
New Castle, Delaware 19720
Attention of: Bank Loan Syndications
Telecopier No.: 212-994-0961
E-Mail Address: global.loans.support@citi.com (with a copy to melik.khoury@citi.com)

with a copy to:

Citibank, N.A.
388 Greenwich Street

New York, New York 10013
Attention of: Lisa Stevens Harary
Telecopier No.: 212-816-3107
E-Mail Address: lisa.stevensharary@citi.com”

3.13.    Section 8.13 of the Existing Credit Agreement is hereby amended to insert the words “and is effective for the Agent, the Local Currency Agent, the Japan Local Currency Agent and each of the Banks” immediately after the words “USA Patriot Act”.
3.14.    Exhibits B-1, B-2, B-3, B-4 and B-5 to the Existing Credit Agreement are each hereby amended to delete the following address therefrom:
“Citibank, N.A.
277 West Monroe Street
Chicago, Illinois 60606
Attention Maureen O’Donnell”
and to insert the following address in the place thereof:
“Citibank, N.A.
388 Greenwich Street
New York, New York 10013
Attention: Lisa Stevens Harary”

3.15.    Exhibit B-3 the Existing Credit Agreement is hereby further amended to delete the name “Hideya Tsuji” therefrom and insert the name “Taichi Tougane” in the place thereof.
3.16.    Schedule I to the Existing Credit Agreement is hereby amended and restated in its entirety as Schedule I hereto.
SECTION 4.    Amendments to the Existing Local Currency Addendum. Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 6 below, the Existing Local Currency Addendum is hereby amended as follows:
4.1.    The definition of “Local Currency Advance” set forth in Section 1.01 of the Existing Local Currency Addendum is hereby amended to delete “, Swiss Francs” therefrom.
4.2.    Clauses (a) through (e) of Section 4.03 of the Existing Local Currency Addendum are hereby amended and restated in their entirety as follows:
“(a)    if to CIF, at Caterpillar International Finance Limited, 2120 West End Avenue, Nashville, Tennessee 37203-0001, Attention Caterpillar International Finance Limited c/o Treasurer (Facsimile No. 615-341-8596) with a copy to CFSC at its address and facsimile number or electronic mail address referenced in Section 8.02 of the Credit Agreement;

(b)    if to CFSC, at its address and facsimile number or electronic mail address referenced in Section 8.02 of the Credit Agreement;
(c)    if to the Local Currency Agent, at Citibank International Plc, Citigroup Centre, 5th Floor, Canary Wharf, London, United Kingdom, E14 5LB, Facsimile No. 44 20 7492 3980 with a copy to the Agent at its address and facsimile number or electronic mail address referenced in Section 8.02 of the Credit Agreement;
(d)    if to a Local Currency Bank, at its address (and facsimile number or electronic mail address) set forth in Schedule I or in the Assignment and Acceptance or Assumption and Acceptance pursuant to which such Local Currency Bank became a party hereto; and
(e)    if to the Agent, at its address at Bank Loan Syndications, 1615 Brett Rd., Building No. 3, New Castle, Delaware 19720, Attention: Bank Loan Syndications, Telecopier No. 212-994-0961 (global.loans.support@citi.com (with a copy to melik.khoury@citi.com)), with a copy to Citibank, N.A., 388 Greenwich Street, New York, New York 10013, Attention: Lisa Stevens Harary (E-Mail Address: lisa.stevensharary@citi.com);”

4.3.    Clause (a) of Schedule III of the Existing Local Currency Addendum is hereby amended and restated in its entirety as follows:
“(a)    Notice of Local Currency Borrowing shall be given by CIF to the Agent and the Local Currency Agent not later than 11:00 a.m. (London time) on the third Business Day prior to the date of the proposed Local Currency Borrowing (or not later than 10:00 a.m. (London time)) on the Business Day of the proposed Local Currency Borrowing, in the case of a Local Currency Borrowing consisting of Same Day Local Currency Advances), and the Agent (or the Local Currency Agent, in the case of a Local Currency Borrowing consisting of Same Day Local Currency Advances) shall give each Local Currency Bank prompt notice thereof in accordance with Section 4.03.”
SECTION 5.    Reaffirmation of CFSC Guaranty. CFSC hereby reaffirms all of its obligations under Article IX of the Amended Credit Agreement and acknowledges and agrees that such obligations remain in full force and effect and are hereby ratified, reaffirmed and confirmed.
SECTION 6.    Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof upon the Administrative Agent’s receipt of the following:
6.1.    duly executed counterparts of this Amendment from each Borrower, the Agents, each Existing Bank and each New Bank;

6.2.    evidence reasonably satisfactory to the Administrative Agent that all principal, accrued interest, fees, expenses, costs and other amounts outstanding under the terms of the 364-Day Credit Agreement dated as of September 12, 2013 among the Borrowers and the other parties thereto, accrued to the date hereof, shall have been paid, and the commitments of the lenders thereunder to extend credit shall have terminated;
6.3.    the Administrative Agent shall have received, for the account of each applicable Bank, any upfront fees to be paid by any Borrower to such Lenders in connection with this Amendment;
6.4.    certified copies of the resolutions of the Board of Directors of each Borrower evidencing corporate authority to execute and deliver this Amendment;
6.5.    an opinion letter of counsel for each of Caterpillar and CFSC, given upon their express instructions, substantially in the form of Exhibit A hereto; and
6.6.    an opinion letter of Sidley Austin LLP, counsel for the Administrative Agent, given upon the Administrative Agent’s express instructions, substantially in the form of Exhibit B hereto.
SECTION 7.    Covenants, Representations and Warranties of the Borrowers.
7.1.    Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made by it in the Amended Credit Agreement and the Amended Local Currency Addendum and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the date hereof.
7.2.    Each Borrower hereby represents and warrants that (a) this Amendment constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditor’s rights generally and by the effect of general principles of equity and (b) on the date hereof, no Event of Default exists with respect to such Borrower and no event exists which, with the giving of notice, the lapse of time or both, would constitute an Event of Default with respect to such Borrower.
SECTION 8.    Reference to and Effect on the Existing Credit Agreement and Existing Local Currency Addendum.
8.1.    Upon the effectiveness of this Amendment, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Existing Credit Agreement as amended hereby, and each reference to any such agreement in any other document, instrument or agreement executed and/or delivered in connection with such agreement shall mean and be a reference to such agreement as amended hereby.

8.2.    Upon the effectiveness of this Amendment, each reference in the Amended Local Currency Addendum to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Existing Local Currency Addendum as amended hereby, and each reference to any such agreement in any other document, instrument or agreement executed and/or delivered in connection with such agreement shall mean and be a reference to such agreement as amended hereby.
8.3.    Except as specifically amended above, the Existing Credit Agreement, the Existing Local Currency Addendum, the Notes and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
8.4.    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Existing Credit Agreement, the Existing Local Currency Addendum, the Notes or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
SECTION 9.    Designation of Notice Address –Japan Local Currency Addendum.
9.1.    The Administrative Agent hereby notifies each of the parties to the Japan Local Currency Addendum that the following shall be its address for notices delivered pursuant to Section 4.03 of each such agreement:
“Citibank, N.A.
Bank Loan Syndications
1615 Brett Rd., Building No. 3
New Castle, Delaware 19720
Attention of: Bank Loan Syndications
Telecopier No.: 212-994-0961
(global.loans.support@citi.com
(with a copy to melik.khoury@citi.com))

with a copy to:

Citibank, N.A.
388 Greenwich Street
New York, New York 10013
Attention of: Lisa Stevens Harary
Telecopier No.: 212-816-3107
(E-Mail Address: lisa.stevensharary@citi.com)”

9.2.    Each of the Japan Local Currency Agent and the Japan Local Currency Bank hereby notifies each of the parties to the Japan Local Currency Addendum that its address for notices delivered pursuant to Section 4.03 of each such agreement shall hereby be modified to replace “Attention: Mr. Hideya Tsuji” with “Attention: Mr. Taichi Tougane”.

SECTION 10.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. A facsimile or PDF copy of any signature hereto shall have the same effect as the original of such signature.
SECTION 11.    Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York without regard for conflict of law principles that would result in the application of any law other than the internal law of the State of New York.
SECTION 12.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
The remainder of this page is intentionally blank.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or representatives thereunto duly authorized as of the date first above written.
CATERPILLAR INC.
By /s/Edward J. Scott
Name: Edward J. Scott
Title: Treasurer
CATERPILLAR FINANCIAL
SERVICES CORPORATION
By /s/David A. Kacynski
Name: David A. Kacynski
Title: Treasurer
CATERPILLAR INTERNATIONAL FINANCE LIMITED

By /s/David A. Kacynski
Name: David A. Kacynski
Title: Director
CATERPILLAR FINANCE CORPORATION

By /s/David A. Kacynski
Name: David A. Kacynski
Title: Director

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

CITIBANK, N.A., as Administrative Agent
By /s/Susan Olsen
Name: Susan Olsen
Title: Vice President

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

CITIBANK INTERNATIONAL PLC, as Local Currency Agent
By /s/John Summers
Name: John Summers
Title: Assistant Vice President

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Japan Local Currency Agent

By /s/Yoshiaki Kitanishi
Name: Yoshiaki Kitanishi
Title: Chief Manager
Corporate Banking Department No. 1
Corporate Banking Division No. 3
Corporate Banking Group No. 1

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

CITIBANK, N.A., as a Bank and a Local Currency Bank

By /s/Susan Olsen
Name: Susan Olsen
Title: Vice President

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

BANK OF AMERICA, N.A., as a Bank

By /s/Brian Lukehart
Name: Brian Lukehart
Title: Director

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

JPMORGAN CHASE BANK, N.A., as a Bank and a Local Currency Bank

By /s/Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

BARCLAYS BANK PLC, as a Bank and a Local Currency Bank

By /s/Irina Dimova
Name: Irina Dimova
Title: Vice President

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

SOCIÉTÉ GÉNÉRALE, as a Bank and a Local Currency Bank

By /s/Kimberly Metzger
Name: Kimberly Metzger
Title: Director

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Bank

By /s/Mark S. Campbell
Name: Mark S. Campbell
Title: Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Japan Local Currency Bank
By /s/Yoshiaki Kitanishi
Name: Yoshiaki Kitanishi
Title: Chief Manager
Corporate Banking Department No. 1
Corporate Banking Division No. 3
Corporate Banking Group No. 1

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

THE ROYAL BANK OF SCOTLAND PLC,
as a Bank and a Local Currency Bank

By /s/James Welch
Name: James Welch
Title: Director

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

AUSTRALIA AND NEW ZEALAND
BANKING GROUP LIMITED, as a Bank

By /s/Robert Grillo
Name: Robert Grillo
Title: Director

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

BNP PARIBAS, as a Bank and a Local Currency Bank

By /s/Michael Pearce
Name: Michael Pearce
Title: Managing Director

By /s/Michael Hoffman
Name: Michael Hoffman
Title: Vice President

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

HSBC BANK USA, NATIONAL
ASSOCIATION, as a Bank

By /s/Paul L. Hatton
Name: Paul L. Hatton
Title: Managing Director

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

ROYAL BANK OF CANADA, as a Bank

By /s/Scott Umbs
Name: Scott Umbs
Title: Authorized Signatory

ROYAL BANK OF CANADA, acting through its London Branch, as a Local Currency Bank

By /s/Michael Atherton
Name: Michael Atherton
Title: Managing Director
Corporate Banking
Royal Bank of Canada

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

TORONTO DOMINION (TEXAS) LLC, as a Bank

By /s/Masood Fikree
Name: Masood Fikree
Title: Authorized Signatory

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By /s/James N. DeVries
Name: James N. DeVries
Title: Senior Vice President

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Bank and a Local Currency Bank

By /s/Patrick Hartweger
Name: Patrick Hartweger
Title: Managing Director

By /s/Anne Culver
Name: Anne Culver
Title: Associate

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

DEUTSCHE BANK AG NEW YORK BRANCH, as a Bank

By /s/Ming K. Chu
Name: Ming K. Chu
Title:Vice President

By /s/Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

ING BANK N.V., DUBLIN BRANCH, as a Bank

By /s/Maurice Kenny
Name: Maurice Kenny
Title: Director

By Aidan Neill
Name: Aidan Neill
Title: Director

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

LLOYDS BANK plc (formerly LLOYDS TSB BANK plc), as a Bank and a Local Currency Bank

By /s/Stephen Giacolone
Name: Stephen Giacolone
Title: Assistant Vice President - G011

By /s/Daven Popat
Name: Daven Popat
Title: Senior Vice President - P003

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

BANCO BILBAO VIZCAYA ARGENTINA
S.A., NEW YORK BRANCH, as a Bank

By /s/Luca Sacchi
Name: Luca Sacchi
Title: Managing Director

By /s/Brian Crowley
Name: Brian Crowley
Title: Managing Director

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

THE NORTHERN TRUST COMPANY, as a Bank

By /s/Keith Burson
Name: Keith Burson
Title: Vice President

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

KBC BANK N.V., NEW YORK BRANCH, as a Bank and a Local Currency Bank

By /s/Nicholas Philippides
Name: Nicholas Philippides
Title: Vice President

By /s/Thomas R. Lalli
Name: Thomas R. Lalli
Title: Managing Director

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

STANDARD CHARTERED BANK, as a Bank

By /s/Steven Aloupis
Name: Steven Aloupis
Title: Managing Director

By /s/Hsing H. Huang
Name: Hsing H. Huang
Title: Associate Director
Standard Chartered Bank NY

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

CHINA CONSTRUCTION BANK CORPORATION, NEW YORK BRANCH, as a Bank

By /s/Jun Zhang
Name: Jun Zhang
Title: General Manager

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as a Bank

By /s/Qing Hong
Name: Mr. Qing Hong
Title: Deputy General Manager

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

GOLDMAN SACHS BANK USA, as a Bank

By /s/Mark Walton
Name: Mark Walton
Title: Authorized Signatory

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

ITAU BBA INTERNATIONAL PLC, as a New Bank
By /s/João Pedro Fonseca
Name: João Pedro Fonseca
Title: Chief Financial Officer

By /s/Paulo Lopes
Name: Paulo Lopes
Title: Chief Operating Officer

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

THE BANK OF NEW YORK MELLON, as a Bank

By /s/John T. Smathers
Name: John T. Smathers
Title: First Vice President

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

THE BANK OF NOVA SCOTIA, as a New Bank

By Rafael Tobon
Name: Rafael Tobon
Title: Director

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

WELL FARGO BANK, NATIONAL ASSOCIATION, as a New Bank

By /s/Thomas P. Trail
Name: Thomas P. Trail
Title: Director

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

WESTPAC BANKING CORPORATION, as a Bank

By /s/David Brumby
Name: David Brumby
Title: Executive Director
Westpac Americas

Signature Page to
Omnibus Amendment No. 4 to Caterpillar Credit Agreement (4-Year Facility)
and
Amendment No. 2 to Local Currency Addendum

Schedule I

COMMITMENTS

BANK	COMMITMENT	REVOLVING CREDIT COMMITMENT
Citibank, N.A.	$214,500,000	$189,000,000
Bank of America, N.A.	$214,500,000	$214,500,000
JPMorgan Chase Bank, N.A.	$214,500,000	$189,000,000
Barclays Bank PLC	$182,000,000	$159,500,000
Société Générale	$182,000,000	$162,500,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$182,000,000	$182,000,000
The Royal Bank of Scotland plc	$182,000,000	$162,500,000
Australia and New Zealand Banking Group Limited	$104,000,000	$104,000,000
BNP Paribas	$104,000,000	$100,250,000
HSBC Bank USA, National Association	$104,000,000	$104,000,000
Royal Bank of Canada	$104,000,000	$93,500,000
Toronto Dominion (Texas) LLC	$104,000,000	$104,000,000
U.S. Bank National Association	$104,000,000	$104,000,000
Commerzbank AG, New York and Grand Cayman Branches	$78,000,000	$69,750,000
Deutsche Bank AG New York Branch	$78,000,000	$78,000,000
ING Bank N.V. Dublin Branch	$78,000,000	$78,000,000
Lloyds Bank plc	$78,000,000	$67,500,000
Banco Bilbao Vizcaya Argentaria, S.A., New York Branch	$65,000,000	$65,000,000
The Northern Trust Company	$58,500,000	$58,500,000

KBC Bank N.V.	$39,000,000	$34,500,000
Standard Chartered Bank	$39,000,000	$39,000,000
China Construction Bank Corporation, New York Branch	$32,500,000	$32,500,000
Industrial and Commercial Bank of China Limited, New York Branch	$32,500,000	$32,500,000
Goldman Sachs Bank USA	$26,000,000	$26,000,000
Itaú BBA International plc	$26,000,000	$26,000,000
The Bank of New York Mellon	$26,000,000	$26,000,000
The Bank of Nova Scotia	$26,000,000	$26,000,000
Wells Fargo Bank, National Association	$26,000,000	$26,000,000
Westpac Banking Corporation	$26,000,000	$26,000,000
Total	$2,730,000,000	$2,580,000,000

EXHIBIT A
FORM OF OPINION OF COUNSEL
FOR EACH OF CATERPILLAR AND CFSC
[Closing Date]
To the Banks listed on Schedule I hereto
and to Citibank, N.A., as Agent[, Citibank
International plc, as Local Currency Agent, and
The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
as Japan Local Currency Agent]

Re: [Name of Applicable Borrower]

Ladies and Gentlemen:
I am in-house counsel for [Name of Applicable Borrower], a Delaware corporation (the “Borrower”), and give this opinion pursuant to Section 6.5 of the Omnibus Amendment No. 4 to Credit Agreement (4-Year Facility) and No. 2 to Local Currency Addendum, dated as of September [__], 2014 (the “Amendment”), among the Borrower, [Caterpillar Inc./Caterpillar Financial Services Corporation], Caterpillar International Finance Limited, Caterpillar Finance Corporation, the Existing Banks parties thereto, the New Banks parties thereto, Citibank International plc, as Local Currency Agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Japan Local Currency Agent, and Citibank, N.A., as Agent for said Banks. Terms defined in the Amended Credit Agreement (as defined below) are used herein as therein defined.
I have examined the Amendment, the Credit Agreement (4-Year Facility) dated as of September 16, 2010 (the “Original Credit Agreement”); Amendment No. 1 to Credit Agreement (4-Year Facility) dated as of September 15, 2011 (“Amendment No. 1”); Amendment No. 2 to Credit Agreement (4-Year Facility) dated as of September 13, 2012 (“Amendment No. 2”); Omnibus Amendment No. 3 to Credit Agreement (4-Year Facility) and Amendment No. 1 to Local Currency Addendum dated as of September 12, 2013 (“Amendment No. 3”); [the Local Currency Addendum dated as of September 16, 2010 (the “Original Local Currency Addendum”); the Japan Local Currency Addendum, dated as of September 16, 2010 (the “Japan Local Currency Addendum”);] the documents furnished by the Borrower pursuant to Section 6 of the Amendment; the [[Restated] Certificate of Incorporation] of the Borrower and any amendments thereto, as currently in effect (the “Charter”); and the [bylaws] of the Borrower and any amendments thereto, as currently in effect (the “Bylaws”). In addition, I have examined the originals, or copies certified to my satisfaction, of such other corporate records of the Borrower, certificates of public officials, and agreements, instruments and other documents, and have conducted such other investigations of fact and law, as I have deemed necessary or advisable for purposes of this opinion letter.

The Original Credit Agreement, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3 and the Amendment, is referred to herein as the “Amended Credit Agreement”. [The Original Local Currency Addendum, as amended by Amendment No. 3 and the Amendment, is referred to herein as the “Amended Local Currency Addendum”.]
In rendering my opinion, I have assumed the due authorization, execution and delivery of each document referred to herein by all parties to such document other than the Borrower.
Based upon the foregoing, and subject to the comments and qualifications set forth below, it is my opinion that:
The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to transact business and is in good standing as a foreign corporation in each of the jurisdictions listed in Schedule II to this opinion letter.
1.    The execution and delivery by the Borrower of the Amendment and performance by the Borrower of the Amendment [,][and] the Amended Credit Agreement [, the Amended Local Currency Addendum and the Japan Local Currency Addendum] are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under (i) the Charter or the Bylaws or (ii) in any material respect, the General Corporation Law of the State of Delaware or any United States Federal or [New York State][Tennessee] law, rule or regulation applicable to the Borrower (I express no opinion relating to the United States federal securities laws or any state securities or Blue Sky laws), (iii) any agreement filed as an exhibit to the Borrower’s annual report on Form 10-K, filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 18, 2014, or any agreement filed or incorporated by reference as an exhibit to a filing of the Borrower under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, with the Commission from February 18, 2014 up to and including the date hereof, or (iv) any material judgment, injunction order or decree binding upon the Borrower.
2.    No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body of the United States[,][or] the State of Delaware [or the State of New York] that in my experience would normally be applicable to general business entities is required for the execution and delivery by the Borrower of the Amendment and performance by the Borrower of the Amendment [,][and] the Amended Credit Agreement [, the Amended Local Currency Addendum and the Japan Local Currency Addendum] (but I express no opinion relating to any state securities or Blue Sky laws).
3.    The Amendment has been duly executed and delivered by a duly authorized officer of the Borrower. Assuming that the Agent, the Local Currency Agent, the Japan Local Currency Agent, and each Bank party to the Amendment have duly executed and delivered the Amendment and that each such Bank has notified the Agent that such Bank has executed the Amendment, each of the Amendment [,][and] the Amended Credit Agreement [, the Amended Local Currency Addendum and the Japan Local Currency Addendum], is the valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

4.    There is no pending or, to my actual knowledge, threatened action or proceeding affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator, which purports to affect the legality, validity or enforceability of the Amendment [,][or] the Amended Credit Agreement [, the Amended Local Currency Addendum or the Japan Local Currency Addendum,] or which is reasonably likely to materially adversely affect (i) the financial condition or operations of the Borrower and its consolidated Subsidiaries taken as a whole or (ii) the ability of the Borrower to perform its obligations under the Amendment [,][or] the Amended Credit Agreement [, the Amended Local Currency Addendum and the Japan Local Currency Addendum].
Insofar as the foregoing opinions relate to the valid existence and good standing of the Borrower, they are based solely on confirmation from public officials. Insofar as the foregoing opinions relate to the validity, binding effect or enforceability of any agreement or obligation of the Borrower, such opinions are subject to (i) applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general principles of equity and (ii) limitations under applicable law or public policy on waivers of rights or defenses.
I express no opinion as to (i) Sections 2.13 and 8.05 of the Amended Credit Agreement[, or any comparable provisions of the Japan Local Currency Addendum or the Amended Local Currency Addendum], insofar as they provide that any Bank purchasing a participation from another Bank pursuant thereto to may exercise set-off or similar rights with respect to such participation or that any Affiliate of a Bank may exercise set-off or similar rights with respect to such Bank’s claims under the Amended Credit Agreement[, the Japan Local Currency Agreement or the Amended Local Currency Agreement]; (ii) Section 2.12(c), 7.09 or 8.04(c) of the Amended Credit Agreement[, or any comparable provisions of the Japan Local Currency Addendum or the Amended Local Currency Addendum], to the extent that any such section may be construed as requiring indemnification with respect to a claim, damage, liability or expense incurred as a result of any violation of law by a Bank[,][or] the Agent [the Local Currency Agent or the Japan Local Currency Agent]; (iii) Section 8.08(c) of the Amended Credit Agreement [or any comparable provisions of the Japan Local Currency Addendum or the Amended Local Currency Addendum], insofar as [any] such provision relates to the subject matter jurisdiction of the United States District Court to adjudicate any controversy related to the Amended Credit Agreement; (iv) Sections 8.10 or 8.12, [or ]the last sentence of Section 8.08(b) of the Amended Credit Agreement[or any comparable provisions of the Japan Local Currency Addendum or the Amended Local Currency Addendum] or (v) clauses (B) and (C) of Section 8.08(c) of the Amended Credit Agreement, insofar as either such clause relates to the submission to jurisdiction in any Illinois State or United States federal court sitting in Chicago, Illinois (and any appellate court hearing appeals from any such court) or any United States federal court sitting in Nashville, Tennessee (and any appellate court hearing appeals from any such court), as applicable.
For the purposes of my opinion above as it pertains to the enforceability of the provisions contained in Section 8.08 of the Amended Credit Agreement (and any similar provisions contained in the Amended Local Currency Addendum or the Japan Local Currency Addendum) pursuant to which the parties thereto agree that the laws of the State of New York shall govern such documents, I have assumed that the parties did not enter into any of the agreements described herein with knowledge or deliberate ignorance of the illegality of such document in its place of performance.
[For Cat Financial:][I am qualified to practice law in the State of Tennessee and do not purport to be an expert on, or to express any opinion concerning, any laws other than the law of the State of Tennessee, the General Corporation Law of the State of Delaware and the federal law of the United States. Insofar as the opinions expressed in paragraphs 2, 3 and 4 above relate to matters which are governed by the laws of the State of New York, I have assumed for purposes of rendering such opinions that the applicable laws of the State of New York are substantially identical to the laws of the State of Tennessee.]
[For Caterpillar Inc.:] [In rendering the opinion in numbered paragraph 2, I have assumed that to the extent any document referred to in clause (iii) of numbered paragraph 2 is governed by the law of a jurisdiction other than those referred to in the following paragraph, such document would be interpreted in accordance with its plain meaning.]
[The foregoing opinions are limited to the federal law of the United States of America, the law of the State of [New York][Tennessee] and the General Corporation Law of the State of Delaware.]
This opinion letter is limited to the matters expressly set forth herein, and no opinion is implied or may be inferred beyond the matters expressly set forth herein. The opinions expressed herein are being delivered to you as of the date hereof in connection with the transactions described hereinabove and are solely for your benefit in connection with the transactions described hereinabove and may not be relied on, used, circulated, quoted or otherwise referred to in any manner or for any purpose by any other Person, nor any copies published, communicated or otherwise made available in whole or in part to any other Person without my specific prior written consent, except that (A) you may furnish copies hereof, (i) to your independent auditors and attorneys, (ii) upon the request of any state or federal authority or official having regulatory jurisdiction over you, (iii) pursuant to order or legal process of any court or governmental agency and (iv) to any of your permitted or prospective assigns and/or participants in respect of the Amended Credit Agreement, the Japan Local Currency Addendum and the Amended Local Currency Addendum and (B) assignees that become Banks party to the Amended Credit Agreement pursuant to Section 8.07 thereof may rely on this opinion as if addressed to them on the date hereof, on the condition and understanding that (i) this opinion letter speaks only as of the date hereof as described below and (ii) any such reliance by a future assignee must be actual and reasonable under the circumstances existing at the time such person becomes an assignee, including any changes in law, facts or any other developments known to or reasonably knowable by such person at such time. I assume no obligation to advise you or any other person, or to make any investigations, as to any legal developments or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.
Very truly yours,

Schedule I

Schedule II

[Caterpillar Inc.
Alabama
Arizona
California
Georgia
Illinois
Indiana
Kentucky
Minnesota
Mississippi
Nebraska
North Carolina
South Carolina
Tennessee
Texas
Virginia
Wisconsin]

[Cat Financial
Tennessee]

EXHIBIT B
OPINION OF SPECIAL NEW YORK COUNSEL
TO THE AGENT
[Closing Date]
To the Banks listed on Exhibit A
hereto and to Citibank, N.A.,
as Agent, Citibank International plc, as Local Currency Agent, and The
Bank of Tokyo-Mitsubishi UFJ, Ltd., as
Japan Local Currency Agent

Re:
Caterpillar Inc., Caterpillar Financial Services Corporation, Caterpillar International Finance Limited and Caterpillar Finance Corporation (collectively, the “Borrowers” and individually a “Borrower”)

Ladies and Gentlemen:
We have acted as special New York counsel to Citibank, N.A. (“Citibank”), individually and as Agent, in connection with the preparation, execution and delivery of the Omnibus Amendment No. 4 to Credit Agreement (4-Year Facility) and Amendment No. 1 to Local Currency Addendum, dated as of September [__], 2014 (the “Amendment”), among the Borrowers, the Existing Banks parties thereto, the New Banks parties thereto, Citibank International plc, as Local Currency Agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Japan Local Currency Agent, and Citibank, N.A., as Agent for said Banks. Terms defined in the Amended Credit Agreement (as defined below) are used herein as therein defined.
In that connection, we have examined the following documents:
(1)    Counterparts of the following documents executed by each of the parties thereto:
(a)    the Amendment;
(b)    the Japan Local Currency Addendum dated as of September 16, 2010 (the “Japan Local Currency Addendum”);
(c)    the Local Currency Addendum dated as of September 16, 2010 (the “Original Local Currency Addendum”);
(d)    the Credit Agreement (4-Year Facility) dated as of September 16, 2010 (the “Original Credit Agreement”);

(e)    Amendment No. 1 to Credit Agreement (4-Year Facility) dated as of September 15, 2011 (“Amendment No. 1”);
(f)    Amendment No. 2 to Credit Agreement (4-Year Facility) dated as of September 13, 2012 (“Amendment No. 2”); and
(g)    Omnibus Amendment No. 3 to Credit Agreement (4-Year Facility) and Amendment No. 1 to Local Currency Addendum dated as of September 12, 2013.
(2)    The opinion of [Nick Holcombe], internal counsel for Caterpillar Inc. (“Caterpillar”), dated the date hereof.
(3)    The opinion of [Kendrick Vaughn], internal counsel for Caterpillar Financial Services Corporation (“CFSC”), dated the date hereof.
The Original Credit Agreement, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3 and the Amendment, is referred to herein as the “Amended Credit Agreement”. The Original Local Currency Addendum, as amended by Amendment No. 3 and the Amendment, is referred to herein as the “Amended Local Currency Addendum”. For purposes hereof, “Opinion Documents” means the Amendment, the Amended Credit Agreement, the Amended Local Currency Addendum and the Japan Local Currency Addendum.
In our examination of the documents referred to above, we have assumed the authenticity of all such documents submitted to us as originals, the genuineness of all signatures, the due authority of the parties executing such documents, and the conformity to the originals of all such documents submitted to us as copies. We have relied upon, and assumed the accuracy of, all such certificates and representations, documents and records and the representations and warranties made by the Borrowers in the Opinion Documents, in each case with respect to the factual matters set forth therein.
In rendering the opinions set forth herein, we have also assumed that:
(a) the parties to the Opinion Documents (including the Borrowers) are duly organized, validly existing, and in good standing under the laws of their respective jurisdictions of organization and have the requisite corporate, banking or other organizational power (as applicable) to enter into the Opinion Documents; and
(b) the execution and delivery of each of the Opinion Documents have been duly authorized by all necessary corporate, banking or other organizational action (as applicable) and proceedings on the part of the parties thereto; each such document has been duly executed and delivered by the parties thereto and constitutes the valid and binding obligations of the parties thereto other than the Caterpillar and CFSC (all such parties other than Caterpillar and CFSC being hereinafter referred to as the “Non-Covered Parties”), enforceable against such Non-Covered Parties in accordance with their respective terms; the respective terms and provisions of each Opinion Document do not, and the execution, delivery and performance its obligations thereunder by each of the parties thereto will not, violate the articles or certificate of incorporation or other charter document, organizational agreement or by-laws of Caterpillar, CFSC or any Non-Covered Party or any law, order or decree of any court, administrative agency or other governmental authority binding on Caterpillar, CFSC or any Non-Covered Party, or result in a breach of or cause a default under any contract or indenture to which Caterpillar, CFSC or any Non-Covered Party is a party or by which it is bound.
To the extent that the assumptions expressed in clauses (a) and (b) of the immediately preceding paragraph involve conclusions as to the matters set forth in the opinions of counsel referred to in items (2) and (3) above, we have assumed without independent investigation the correctness of the matters set forth therein.
Based upon the foregoing examination of documents and assumptions, and subject to the qualifications contained herein, and upon such other investigation as we have deemed necessary, we are of the opinion that (a) each of the Amendment and the Amended Credit Agreement is the valid and binding obligation of each of Caterpillar and CFSC, respectively, enforceable against such Borrower in accordance with its terms; (b) the Amended Local Currency Addendum is the valid and binding obligation of CFSC, enforceable against CFSC in accordance with its terms and (c) the Japan Local Currency Addendum is the valid and binding obligation of CFSC, enforceable against CFSC in accordance with its terms.
Our opinion above is subject to the following qualifications:
(i)    Our opinion above is subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing. In applying such principles, a court, among other things, might not allow a creditor to accelerate maturity of a debt upon the occurrence of a default deemed immaterial or might decline to order a debtor to perform covenants. Such principles applied by a court include a requirement that a creditor act with reasonableness and in good faith.
(ii)    Our opinion above is also subject (i) to the effect of any applicable bankruptcy, insolvency, liquidation, dissolution, reorganization, fraudulent conveyance, moratorium or similar law affecting creditors’ rights generally, (ii) to the effect of any federal or state law, rule or regulation (including any federal or state securities law, rule or regulation) or public policy, to the extent that such law, rule, regulation or public policy limits rights to indemnification and (iii) to limitations under applicable law or public policy on waivers of rights or defenses.
(iii)    Our opinion above is limited to the law of the State of New York, and we do not express any opinion herein concerning any other law. Without limiting the generality of the foregoing, we express no opinion as to (i) the effect of the law of any jurisdiction, other than the State of New York, wherein any Bank may be located or wherein enforcement of the Amendment, the Amended Credit Agreement, the Japan Local Currency Addendum or the Amended Local Currency Addendum may be sought which limits the rates of interest legally chargeable or collectible, or (ii) whether any of the Banks is “doing business” in the State of New York.
(iv)    We express no opinion as to the effect of the compliance or noncompliance of the Agent, the Japan Local Currency Agent, the Amended Local Currency Agent or any of the Banks with any state or federal laws or regulations applicable to any such party because of such party’s legal or regulatory status, the nature of such party’s business or the authority of any party to conduct business in any jurisdiction. Without limiting the foregoing, to the extent that any of the transactions contemplated by any of the Opinion Documents qualifies as a “swap” or other instrument, agreement or activity subject to the requirements of Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Reform Act”), we express no opinion as to whether any filings or other actions may be required under the terms of the Reform Act with respect to such swaps, instruments, agreements or other activities.
(v)    We express no opinion as to (i) Sections 2.13 or 8.05 of the Amended Credit Agreement, or any comparable provisions under the Japan Local Currency Addendum or the Amended Local Currency Addendum, insofar as they provide that any Bank purchasing a participation from another Bank pursuant thereto may exercise set-off or similar rights with respect to such participation or that any Affiliate of a Bank may exercise set‑off or similar rights with respect to such Bank’s claims under the Amended Credit Agreement, the Japan Local Currency Addendum or the Amended Local Currency Addendum; (ii) Sections 2.12(c), 7.09 or 8.04(c) of the Amended Credit Agreement or any comparable provisions of the Japan Local Currency Addendum or the Amended Local Currency Addendum, to the extent that any such section or provision may be construed as requiring indemnification with respect to a claim, damage, liability or expense incurred as a result of any violation of law by a Bank, the Agent, the Local Currency Agent or the Japan Local Currency Agent; (iii) Section 8.08(c) of the Amended Credit Agreement, or any comparable provisions of the Japan Local Currency Addendum or the Amended Local Currency Addendum, insofar as any such provision relates to the subject matter jurisdiction of the United States District Court to adjudicate any controversy related to the Amended Credit Agreement; (iv) Sections 8.10 or 8.12, the last sentence of Section 8.08(b) of the Amended Credit Agreement or any comparable provisions of the Japan Local Currency Addendum or the Amended Local Currency Addendum or (v) clauses (B) and (C) of Section 8.08(c) of the Amended Credit Agreement, insofar as either such clause relates to the submission to jurisdiction in any Illinois State or United States federal court sitting in Chicago, Illinois (and any appellate court hearing appeals from any such court) or any United States federal court sitting in Nashville, Tennessee (and any appellate court hearing appeals from any such court), as applicable.
(vi)    We express no opinion as to the legality, validity or enforceability of any of the Amendment, the Amended Credit Agreement, the Japan Local Currency Addendum or the Amended Local Currency Addendum with regard to or as against Caterpillar International Finance Limited (“CIF”) or Caterpillar Finance Corporation (“CFC”).

(vii)    For the purposes of our opinion above as it pertains to the enforceability of the provisions contained in Section 8.08 of the Amended Credit Agreement (and any similar provisions contained in any of the other Opinion Documents) pursuant to which the parties thereto agree that the laws of the State of New York shall govern such documents, we have assumed that the parties did not enter into the Opinion Documents with knowledge or deliberate ignorance of the illegality of such document in its place of performance.
This opinion is limited to the matters expressly set forth herein, and no opinion is implied or may be inferred beyond the matters expressly set forth herein. The opinion expressed herein is being delivered to you as of the date hereof in connection with the transactions described hereinabove and is solely for your benefit in connection with the transactions described hereinabove and may not be relied on in any manner for any other purpose and may not be relied on for any purpose by any other person, nor any copies published, communicated or otherwise made available in whole or in part to any other person or entity without our specific prior written consent, except that (A) you may furnish copies hereof, (i) to your independent auditors and attorneys, (ii) upon the request of any state or federal authority or official having regulatory jurisdiction over you, (iii) pursuant to order or legal process of any court or governmental agency and (iv) to any of your permitted or prospective assigns and/or participants in respect of the Amendment, the Amended Credit Agreement, the Japan Local Currency Addendum and the Amended Local Currency Addendum and (B) assignees that become Banks party to the Amended Credit Agreement pursuant to Section 8.07 thereof may rely on this opinion as if addressed to them on the date hereof, on the condition and understanding that (i) this opinion letter speaks only as of the date hereof as described below and (ii) any such reliance by a future assignee must be actual and reasonable under the circumstances existing at the time such person becomes an assignee, including any changes in law, facts or any other developments known to or reasonably knowable by such person at such time.
The opinion expressed herein is based solely on factual matters in existence as of the date hereof and laws and regulations in effect on the date hereof, and we assume no obligation to revise or supplement this opinion letter to reflect any matters which may hereafter come to our attention, or should such factual matters change or should such laws or regulations be changed by legislative or regulatory action, judicial decision or otherwise.
Very truly yours,

EXHIBIT A
to the Opinion
of Sidley Austin LLP
Banks